SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                               _________________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               _________________


                        Date of Report: August 18, 2003
                       (Date of earliest event reported)



                            DRS Technologies, Inc.
            (Exact name of registrant as specified in its charter)



            Delaware                            1-08533                           13-2632319
(State or Other Jurisdiction of        (Commission File Number)       (IRS Employer Identification No.)
         Incorporation)
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                  5 Sylvan Way, Parsippany, New Jersey 07054
                   (Address of Principal Executive Offices)


                                (973) 898-1500
             (Registrant's telephone number, including area code)


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.


99.1     Press Release, dated August 18, 2003.
99.2     Slide presentation, dated August 18, 2003

Item 9.  Regulation FD Disclosure.

         On August 18, 2003, the registrant and Integrated Defense
Technologies, Inc. ("IDT") issued a joint press release announcing that they had entered into an Agreement and Plan of Merger, dated as of August 15, 2003, whereby the registrant would acquire all of the outstanding common stock of IDT. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On August 18, 2003, the registrant held an investor conference call to discuss the proposed merger. The slide presentation in connection with such conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 12.  Results of Operations and Financial Condition.

         On August 18, 2003, the registrant and IDT issued a joint press release announcing that they had entered into an Agreement and Plan of Merger, dated as of August 15, 2003, whereby the registrant would acquire all of the outstanding common stock of IDT. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. On
August 18, 2003, the registrant held an investor conference call to discuss the proposed merger. The slide presentation in connection with such conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DRS TECHNOLOGIES, INC.





Dated:   August 18, 2003            By:   /s/ Richard A. Schneider
                                          --------------------------------------
                                          Name:    Richard  A. Schneider
                                          Title:   Executive Vice President,
                                                   Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release, dated August 18, 2003.

99.2           Slide presentation, dated August 18, 2003

                                                                    Exhibit 99.1
                                                                    ------------

DRS TECHNOLOGIES TO ACQUIRE INTEGRATED DEFENSE TECHNOLOGIES

         PARSIPPANY, N.J., August 18 -- DRS Technologies, Inc. (NYSE: DRS) and Integrated Defense Technologies, Inc. (NYSE: IDE) jointly announced today that they have signed a definitive agreement, which provides for the merger of Integrated Defense Technologies, Inc. (IDT) with a wholly-owned subsidiary of DRS Technologies, Inc. (DRS). As a result of the merger, DRS will acquire all of the outstanding stock of IDT for $17.50 per share in cash and DRS common stock, subject to a collar.

         Each share of IDT common stock will be converted in the merger into the right to receive a combination of $12.25 in cash and 0.1875 of a share of DRS common stock. The collar provides that if DRS's average common stock closing price prior to the closing of the transaction decreases below $28.00 per share, the exchange ratio will increase proportionally, provided that the exchange ratio will not increase above 0.2027 of a share of DRS common stock.

         The cash portion of the acquisition, together with the debt of IDT to be refinanced, will aggregate approximately $437 million at closing. Total consideration for the acquisition, including an estimated $175 million of IDT's net debt to be refinanced at closing, is approximately $550 million, representing a multiple of 1.5x the revenues and 8.5x the EBITDA (earnings before interest, taxes, depreciation and amortization) expected to be contributed by IDT during DRS's next full fiscal year ending March 31, 2005. The transaction is expected to close by the end of this year, and is subject to customary regulatory approvals and other closing conditions, including approval by a majority of IDT's stockholders at a special meeting.

         DRS expects to provide the cash to acquire IDT by utilizing existing excess cash on hand, additional bank borrowings and through the issuance of debt securities. Wachovia Securities is serving as financial advisor to DRS on the transaction. Bear, Stearns & Co. Inc. is serving as financial advisor to IDT on the transaction. Bear, Stearns & Co. Inc. has further provided to DRS committed financing necessary to consummate the acquisition.

         DRS also entered into a voting agreement with Veritas Capital Management, LLC (Veritas), a New York-based investment management firm, and certain of its affiliates, which beneficially own 55 percent of IDT's outstanding shares. Subject to certain conditions, the Veritas entities have agreed to vote in favor of the merger at the special meeting of IDT's stockholders and have sufficient shares to approve the merger at the special meeting. The acquisition is expected to add immediate earnings accretion.

         Mark S. Newman, DRS Technologies' chairman, president and chief executive officer, commented, "IDT and DRS are two of the largest, pure-play defense electronics suppliers in the world, and the combination will firmly establish DRS Technologies as the leading mid-tier defense technology company with an approximate run rate of $1.2 billion in annual revenues. This transaction will be a major milestone in our growth, strengthening our strategic position and diversifying our business mix, while enhancing our content on key programs."

         Robert B. McKeon, IDT's chairman, who will be joining the DRS board of directors upon the closing of the transaction, remarked, "DRS Technologies is a well-established, well-regarded presence in defense electronics, and the combination with IDT will create a formidable, mid-tier industry competitor. I look forward with great anticipation to contributing to DRS's board and to the exciting growth opportunities I believe this combination offers to DRS's investors, customers and employees."

         DRS Technologies said the acquisition will accomplish several objectives:

o The combination will create the industry's leading mid-tier defense technology company;

o IDT will contribute an extensive, diversified product base, expanded customer relationships and a broad array of profitable, currently fielded programs to DRS's portfolio. No one product or program of the combined company will account for more than approximately 6 percent of revenues;

o IDT will provide increased content on key Army and Navy weapons programs, and significantly expand DRS's intelligence agency business;

o IDT will provide key program additions in power technologies, including a market position on a U.S. Army hybrid electric drive program, as well as a position in power distribution switchgear for the LHD-8 Amphibious Assault Ship under development at Northrop Grumman (NYSE: NOC) Ship Systems, which complement DRS's strong presence in the Naval power systems business;

o IDT will contribute a significant new base of U.S. Air Force programs, including the recently awarded P5 Combat Training System contract with a ten-year cumulative value estimated at $367 million. Approximately 20 percent of IDT's fiscal 2002 revenues were derived from Air Force programs; and

o  IDT will be immediately accretive to earnings and cash flow.

         Integrated Defense Technologies, headquartered in Huntsville, Alabama, is a leading developer and provider of mission-critical, advanced electronics and technology products for the defense and intelligence industries. Its systems, subsystems and components are sold to all branches of the U.S. armed services, various government agencies, major prime defense contractors and international governments. IDT is organized into three business segments: Electronic Combat Systems, Diagnostics and Power Systems, and Communications and Surveillance Systems. IDT employs over 2,100 people.

         Many of IDT's products and technologies share strong program and military platform synergies with DRS. IDT's complementary programs, depth of engineering talent, commitment to investments in research and development, and breadth of technology render it uniquely positioned to leverage the military's near-term force modernization and emerging transformation initiatives. IDT's products are installed on or used in the support of a broad array of front-line military platforms, including the U.S. Air Force F-16 Fighting Falcon, C-17 Globemaster II, C-130 Hercules and U.S. Navy F/A-18 Hornet aircraft; U.S. Navy DDG-51 Aegis destroyer, LHD-8 Amphibious Assault Ship and Trident submarine; U.S. Army M1 Abrams Main Battle Tank, Light Armored Vehicle, High-Mobility Multi-purpose Wheeled Vehicle (HMMWV) and M2 Bradley Fighting Vehicle; and the U.S. Army Patriot and U.S. Navy Tomahawk missile systems. With a diversified base of over 500 products on approximately 250 programs, IDT's systems are installed on or support over 275 platforms. Most of its products are vital components of systems considered mission critical or mission essential to the operational goals of the Department of Defense.

         DRS Technologies provides leading edge products and services to government and commercial customers worldwide. Focused on defense electronics, DRS develops and manufactures a broad range of mission critical systems and components in the areas of communications, combat systems, battlefield digitization, electro-optics, power systems, data storage, digital imaging, flight safety and space. For more information about DRS Technologies, please visit its web site at www.drs.com.

         For more information about Integrated Defense Technologies, please visit its web site at www.integrateddefense.com.

SAFE HARBOR: This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. Such statements, including statements relating to DRS Technologies' and Integrated Defense Technologies' expectations for future financial performance, are not considered historical facts and are considered forward-looking statements under the federal securities laws. These statements may contain words such as "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions. These statements are not guarantees of the companies' future performance and are subject to risks, uncertainties and other important factors that could cause actual performance or achievements to differ materially from those expressed or implied by these forward-looking statements and include, without limitation, demand and competition for such companies' products and other risks or uncertainties detailed in such companies' Securities and Exchange Commission filings. Given these uncertainties, you should not rely on forward-looking statements. The companies undertake no obligations to update any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT:

         This press release does not constitute an offer to sell or a solicitation of an offer to buy and does not constitute an offer, solicitation, or sale in any jurisdiction. DRS intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement to stockholders of IDT and other relevant documents in connection with the proposed transaction. Investors and security holders of IDT are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about DRS, IDT and the proposed transaction. Investors and security holders may obtain a free copy of these materials (when they are available) and other documents filed with the Securities and Exchange Commission at the SEC's web site at www.sec.gov. A free copy of the proxy statement/prospectus, when it becomes available, may also be obtained from Integrated Defense Technologies, Inc., 110 Wynn Drive, Huntsville, AL 35805, Attn: Investor Relations. In addition, investors and security holders may access copies of the documents filed with the SEC by IDT on IDT's web site at www.integrateddefense.com, and investors and security holders may access copies of the documents filed with the SEC by DRS on DRS's web site at www.drs.com. IDT and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction will be included in the proxy statement/prospectus.

Note to investors:

         DRS Technologies will host a conference call, which will be simultaneously broadcast live over the Internet, in conjunction with this news release. Mark S. Newman, chairman, president and chief executive officer, Richard A. Schneider, executive vice president and chief financial officer, and Patricia M. Williamson, vice president, corporate communications/investor relations, will host the call, which is scheduled for today, Monday, August 18, 2003, at 9:30 a.m. EDT. Listeners can access the call live and archived at DRS's web site on page http://www.shareholder.com/drs or at CCBN's institutional investor site at http://www.street events.com or individual investor center at http://www.companyboardroom.com. Please allow 15 minutes prior to the call to visit these sites and download and install any necessary audio and virtual viewing software.

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (WCM), member NYSE, NASD, SIPC.

                                                                    Exhibit 99.2
                                                                    ------------

ACQUISITION OF IDT
August 18, 2003



SAFE HARBOR

This presentation contains forward-looking information, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that is based on management's beliefs and assumptions, current expectations, estimates and projections. Such information, including information relating to the Company's expectations for future financial performance, is not considered historical facts and is considered forward-looking information under the federal securities laws. This information may contain words such as "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions. This information is not a guarantee of the Company's future performance and is subject to risks, uncertainties and other important factors that could cause our actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, demand and competition for the Company's products and other risks or uncertainties detailed in the Company's Securities and Exchange Commission filings. Given these uncertainties, you should not rely on forward-looking information. The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.



DEAL SUMMARY

$17.50 per share:
         o $12.25 in cash
         o Balance in DRS stock (subject to a collar)
         o Approximately $175 M in IDT net debt
         o $550 M total enterprise value
Valuation metrics:
         o 1.5x FY2005E sales
         o 8.5x FY2005E EBITDA



IDT AT A GLANCE

Electronic Combat Systems
o Air Combat Training - Test and Evaluation
o Shipboard and Coastal Electronics
o Airlift Avionics and Cargo Delivery Systems
o Electromechanical Products

Communication and Surveillance systems
o Signal Intelligence
o Microwave Subsystems
o Radio Frequency Transmitters
o Weather Radar Systems

Diagnostic and Power Systems
o Test Equipment
o Power Management
o Vehicle Electronics
o Embedded Diagnostics


IDT PRODUCT PLATFORMS

[Graphic]


TRANSACTION BENEFITS

o Creates the leading "mid-tier" defense technology company
o Diversifies business mix (no single program greater than 6% of revenues)
o Provides robust core and future business opportunities
o Broadens relationship with existing customers - U.S. Army/Navy/Marine Corps
o Establishes significant presence with U.S. Air Force and Intelligence communities
o Generates immediate earnings accretion and cash flow



LEADERSHIP POSITION IN "MID-TIER" DEFENSE ELECTRONICS

DRS - FY2005E Revenue $1.2B

Electronic Systems Group
FY2005E Sales: $425 M
Key Business Lines:
o Naval workstations
o Power distribution and control systems
o Tactical systems
o Radar and sonar systems

Electro-Optical Systems Group
FY2005E Sales: $300 M
Key Business Lines:
o Electro-optical/infrared sensor systems
o Infrared detectors

Flight Safety and Communications Group
FY2005E Sales: $115 M
Key Business Lines:
o Shipboard communications
o Deployable flight recorders
o Mission recorders
o High-speed digital imaging systems
o Weapons alignment systems

Intelligence, Training and Test Group
FY2005E Sales: $360 M
Key Business Lines:
o Electronic training and combat systems
o Diagnostics and power systems
o Communications surveillance and radar systems


STRONG, DIVERSIFIED PORTFOLIO OF PROGRAMS

                  DRS Stand Alone   DRS Pro Forma
                  % of                      % of
                  FY2005E Sales     FY2005E Sales

Q-70              9.1%                      6.3%
MMS               8.2                       5.7
DD(X)             4.4                       3.1
Bowman            3.3                       2.3
IBAS              3.2                       2.3
HTI               2.8                       2.0
FCS               2.7                       1.9
M1/A1 Testing     -                         1.7
CHS-2/3           2.4                       1.7
LRAS              2.1                       -
P5CTS             -                         1.6
AMP               1.8                       -
Total Top 12     40.0%                     28.6%


ROBUST CORE & FUTURE BUSINESS OPPORTUNITIES

Core Programs              Future Programs
Q-70                                DD(X)
HTI                                 IBR
IBAS                                LCS
APACHE                              SAFCS
LRAS                                CVN-21
SVS                                 MFLS
CHS-2                               FCS
JAVELIN          DRS                DRS/HTSS
FBCB2          ------>              JSF
MTS                                 DVS/TWS
BOWMAN                              CHS-3
VISUAL                              DEEPWATER
AMP                                 OFW
DIRCM                               ITSS/FEP
SPS-67                              AAAV
MMS                                 CETS

M1/A1                               Army E-Drive
SKE                                 ACS
P4RC             IDT                IDT/P5CTS
VLS            ------>              CG(X)
LAV SLEP                            JTE
Rivet Joint                         Gulf Range

Core Programs Support Transition to Future Growth



BROADENS CUSTOMER RELATIONSHIPS

[Graphic]




CONSISTENT FINANCIAL PERFORMANCE

[Graphic]



FINANCIAL GUIDANCE

                          ($ millions except EPS)
                                    FY2004E
                  Prior             Revised
                  Guidance          Guidance*           FY2005E*
Revenues          $800 - $815       $965 - $995         $1,200 - $1,230
EPS               $1.65 - $1.68     $1.68 - $1.71       $1.82 - $1.89
Free Cash Flow    $25 - $35         $28 - $38           $35 - $45

* Assumes a September 30, 2003 transaction close



IN SUMMARY

o Creates the leading "mid-tier" defense technology company
o Contributes strong and diversified portfolio of products and programs
o Provides robust core and future business opportunities
o Broadens existing customer relationships
o Continues consistent financial performance

Focused on Growing Stockholder Value

This announcement is neither a solicitation of a proxy, an offer to purchase, nor a solicitation of an offer to sell shares of IDT. IDT will fill and deliver all proxy statements, and IDT and DRS will file and deliver all other forms, notices and documents required under state and federal law with respect to the merger. IDT will be filing preliminary proxy materials with the Securities and Exchange Commission. Upon expiration of the waiting period required under the federal securities laws to permit the SEC to review and comment upon the preliminary proxy materials, IDT will call a special meeting of its stockholders to vote on the merger and will file with the SEC and mail the definitive proxy materials to its stockholders. The definitive proxy materials will contain important information regarding the merger, including, among other things, the recommendation of IDT board of directors in respect of the merger. Stockholders of IDT are advised to read the definitive proxy material, including the proxy statement and the Agreement and Plan of Merger, before making any decisions regarding the merger. Copies of the definitive proxy materials, and any amendments or supplements thereto, may be obtained without charge at the SEC's website at www.sec.gov or at IDT's website at www.idt-idt.com as they become available.

Tomorrow's Technology Today.

DRS Technologies